UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

LivaNova PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Merchant Square

London W2 1AY

United Kingdom

(Address of Principal Executive Offices)

+44 800 975 8080

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is an amendment to the Current Report on Form 8-K filed by LivaNova PLC (the “Company” or “LivaNova”) on October 19, 2015 (reporting on certain events, the earliest of which occurred on October 16, 2015) (the “Original Form 8-K”). This Amendment is being filed to correct an inaccuracy in the information contained in the table included under the section “Grant of Stock Appreciation Rights Under Equity Incentive Plan” of Item 5.02 due to a calculation error. This Amendment amends and restates in its entirety the section entitled “Grant of Stock Appreciation Rights Under Equity Incentive Plan” of Item 5.02 of the Original Form 8-K. No other changes were made to the Original Form 8-K. Any defined terms not otherwise defined in this Amendment refer to the meanings ascribed to such terms in the Original Form 8-K. References to exhibits in this Amendment are references to the exhibits filed with the Original Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Grant of Stock Appreciation Rights Under Equity Incentive Plan

On the Closing Date, we granted stock appreciation rights (“SARs”) under the Plan and award agreements thereunder (each, a “SAR Award Agreement”) to certain of our employees, including certain of our executive officers. Each of these SARs will entitle the holder to receive the excess of (i) the fair market value of one LivaNova Ordinary Share at the time of exercise of the SAR over (ii) the fair market value of one LivaNova Ordinary Share on the date of grant of the SAR, or $69.39, which we refer to as the strike price. The SARs may be settled in LivaNova Ordinary Shares and/or cash, as determined by Livanova and as set forth in the SAR Award Agreements. Fifty percent of each award will vest on October 19, 2016, and 50% will vest on October 19, 2017, in each case subject to the continued employment of the holder through the applicable vesting date, except as described below. Once vested, the SARs will have an exercise window of three years following the vesting date. Fifty percent of the LivaNova Ordinary Shares that become vested under each SAR award will be locked-up and non-transferable for 18 months following the applicable vesting date. If any SAR recipient’s employment is terminated by the Company without cause or by the individual for good reason (as each term is defined in the SAR Award Agreements), the recipient will be eligible for pro-rata vesting of the SARs, and no lock-up period will apply to the SARs. In such case, vested SARs may be exercised for one year following such termination. The vesting of the SARs will also be accelerated upon a change in control, as defined in the SAR Award Agreements.

The number of SARs provided to each individual who was granted SARs on the Closing Date is shown in the table below:

Named Executive Officer	Number of SARs
André-Michel Ballester	166,703
Michel Darnaud	59,435
Stefano di Lullo	59,435
Brian Sheridan	59,435
Ed Andrle	59,435
Jacques Gutedel	59,435
Demetrio Mauro	23,585
Pritpal Shinmar	11,792
David Wise	59,435
Rohan Hoare	59,435
Vivid Sehgal	59,435

Total	677,560

Complete copies of the form SAR Award Agreement for non-United States holders and the form SAR Award Agreement for United States holders are filed as Exhibits 10.2 and10.3, respectively, and incorporated herein by reference. The above summary of the SAR Award Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date:	October 27, 2015	By:	/s/ Brian Sheridan
		Name:	Brian Sheridan
		Title	Company Secretary

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